                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              JAKKS PACIFIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                              JAKKS PACIFIC, INC.
                       24955 PACIFIC COAST HIGHWAY, #B202
                                MALIBU, CA 90265

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 30, 1997

     The Annual Meeting of Stockholders of JAKKS PACIFIC, INC. (the "Company") will be held at the Company's New York Showroom, 200 Fifth Avenue, Suite 550, New York, NY 10010, on July 30, 1997 at 4:00 p.m. local time, to consider and act upon the following matters:

     1. To elect five directors to serve for the ensuing year.

     2. To ratify and approve the Company's Second Amended and Restated 1995 Stock Option Plan.

     3. To ratify the selection by the Board of Directors of Pannell Kerr Forster, Certified Public Accountants, A Professional Corporation, as the Company's independent auditors for the current fiscal year.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record as of the close of business on June 13, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors

                                          Stephen G. Berman
                                          Secretary

Malibu, California
June 23, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                              JAKKS PACIFIC, INC.
                       24955 PACIFIC COAST HIGHWAY, #B202
                                MALIBU, CA 90265

                            ------------------------

          PROXY STATEMENT FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 30, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of JAKKS PACIFIC, INC. (the "Company") for use at the 1997 Annual Meeting of Stockholders to be held on July 30, 1997, and at any adjournment of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with a stockholder's instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

     The Company mailed this Proxy Statement to stockholders on or about June 23, 1997, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996.

VOTING SECURITIES AND VOTES REQUIRED

     At the close of business on June 13, 1997, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 4,782,969 shares of the Company's common stock, $.001 par value per share (the "Common Stock"). Stockholders are entitled to one vote per share.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required for the approval of the adoption of the Company's Second Amended and Restated 1995 Stock Option Plan and the ratification of the selection by the Board of Directors of Pannell Kerr Forster, Certified Public Accountants, a professional corporation, as the Company's independent auditors for the current fiscal year. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of June 13, 1997, with respect to the beneficial ownership of the Company's Common Stock by (i) each current director and nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially more than five per cent (5%) of the outstanding shares of Common Stock of the Company.

                       NAME AND ADDRESS OF                  NUMBER OF SHARES        PERCENT
                        BENEFICIAL OWNER                  BENEFICIALLY OWNED**     OF CLASS**
        ------------------------------------------------- --------------------     ----------
        Jack Friedman....................................       1,410,488(1)          29.5%
          24955 Pacific Coast Highway
          #B202, Malibu, CA 90265
        Stephen Berman...................................         216,998(2)           4.5%
          24955 Pacific Coast Highway
          #B202, Malibu, CA 90265
        Michael G. Miller................................          16,275(3)             *
          One Blue Hill Plaza
          Pearl River, NY 10965
        Murray L. Skala..................................         238,696(4)           5.0%
          750 Lexington Avenue
          New York, NY 10022
        Robert E. Glick..................................          23,725(5)             *
          1400 Broadway
          New York, NY 10018
        Renaissance Capital Growth & Income Fund III,
        Inc. and Renaissance US Growth & Income Trust
        PLC..............................................       1,043,478(6)          17.9%
          8080 N. Central Expressway
          Dallas, TX 75206
        All Officers and Directors as a Group............       1,734,485             35.8%
          (six persons)(1)(2)(3)(4)(5)(6)(7)

---------------

 *  Less than 1% of the Company's outstanding shares.

** The number of Shares of Common Stock beneficially owned by each person or entity is determined under the rules promulgated by the Securities and Exchange Commission (the "Commission"). Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power. The percentage of the Company's outstanding shares is calculated by including among the shares owned by such person any shares which such person or entity has the right to acquire within 60 days after June 13, 1997. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

(1) Includes an aggregate of 189,872 shares held by Mr. Skala as trustee under trusts for the benefit of the children of Mr. Friedman, the Company's President, Chairman and Chief Executive Officer.

(2) Mr. Berman is the Company's Executive Vice President, Chief Operating Officer, Secretary and a director.

(3) Represents 16,275 shares which Mr. Miller, a director of the Company, has the right to acquire pursuant to outstanding stock options.

(4) Includes 27,124 shares owned by Mr. Skala, a director of the Company, 21,700 shares which Mr. Skala has the right to acquire pursuant to outstanding stock options and an aggregate of 189,872 shares held by Mr. Skala as trustee under trusts for the benefit of the children of Mr. Friedman.

(5) Includes 16,275 shares which Mr. Glick, a director of the Company, has the right to acquire pursuant to outstanding stock options.

(6) Consists of 1,043,478 shares in the aggregate which such two entities have the right to acquire upon the conversion of an aggregate of $6,000,000 of convertible debentures owned thereby. Each of these entities owns $3,000,000 of such convertible debentures. The Company believes such two entities are under common control by a third party.

(7) Includes 2,000 shares beneficially owned by Joel M. Bennett, the Company's Chief Financial Officer, and 16,625 shares which Mr. Bennett has the right to acquire pursuant to outstanding stock options.

    Messrs. Friedman and Berman may be deemed "founders" of the Company, as such term is defined under the federal securities laws.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

     The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by management. Each director will be elected to hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified. There are no family relationships between or among any officers or directors of the Company.

NOMINEES

     Set forth below for each nominee as a director of the Company is his name and age, position with the Company, principal occupation and business experience during the past five years and the date of the commencement of each director's term as a director.

       NAME           AGE                    POSITION
------------------    ---   ------------------------------------------
Jack Friedman         57    President, Chairman and Chief Executive
                            Officer
Stephen G. Berman     32    Executive Vice President, Chief Operating
                            Officer, Secretary and Director
Michael G. Miller     49    Director
Murray L. Skala       50    Director
Robert E. Glick       52    Director

     Jack Friedman, has been President, Chairman and Chief Executive Officer of the Company since co-founding it in 1995. From January 1989 until January 1995, Mr. Friedman was President, Chief Executive Officer and a director of T-HQ, Inc., a publicly-held company that develops and sells interactive games and software. From 1970 to 1991, Mr. Friedman held executive positions in various toy companies, including President and Chief Operating Officer of LJN Toys, Ltd. ("LJN"), a toy and software company. After LJN was acquired by MCA/Universal, Inc. ("MCA") in 1986, Mr. Friedman continued as President until MCA's sale of LJN in late 1989.

     Stephen G. Berman, has been Executive Vice President, Chief Operating Officer, Secretary and a director of the Company since co-founding it in 1995. From October 1991 to August 1995, Mr. Berman was a Vice President and Managing Director of T-HQ, International, Inc., a subsidiary of T-HQ, Inc. From 1988 to 1991, he was President and an owner of Balanced Approach, Inc., a distributor of personal fitness products and services.

     Michael G. Miller has been a director of the Company since February 1996. Since 1979, Mr. Miller has been President and a director of JAMI Marketing, a list brokerage and list management consulting firm, JAMI Data, a database management consulting firm, and JAMI Direct, a direct mail graphic and creative design firm. He is also a director of Quintel Entertainment, Inc., a publicly-held company in the telephone entertainment services business.

     Murray L. Skala has been a director of the Company since October 1995. Since 1976, Mr. Skala has been a partner of the law firm Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, counsel to the Company. Mr. Skala is also a director of Quintel Entertainment, Inc., and Katz Digital Technologies, Inc., a publicly-held company in the business of producing digital printing and prepress services.

     Robert E. Glick has been a director of the Company since October 1996. For more than twenty years, Mr. Glick has been an officer, director and a principal stockholder in a number of privately held affiliated companies which manufacture and market women's apparel.

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. Directors who are not employees of the Company are entitled to receive options to purchase shares of Common Stock upon their election as a director and annually while they serve as directors, pursuant to the Company's Amended and Restated 1995 Stock Option Plan.

     In connection with certain financing provided to the Company, effective as of January 8, 1997, the Company issued convertible debentures to Renaissance Capital Growth Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC (together, "Renaissance"). Until such convertible debentures are fully redeemed or converted, Renaissance has the right to designate one person for nomination by management as a director of the Company or as an advisor to the Board. Upon certain events of default under the loan agreement for the convertible debentures, Renaissance has the right to designate an additional person as director of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee, a Compensation Committee and a Stock Option Committee (the "Committees"). The Board does not have a Nominating Committee and performs the functions of a Nominating Committee itself.

     Audit Committee. The functions of the Audit Committee are to recommend the appointment of the Company's independent certified public accountants and to review the scope and effect of such audits. Messrs. Miller, Glick and Skala are the current members of the Audit Committee.

     Compensation Committee. The functions of the Compensation Committee are to make recommendations to the Board regarding compensation of management and certain significant employees and to administer plans and programs relating to employee benefits, incentives and compensation, other than the Amended and Restated 1995 Stock Option Plan. Messrs. Friedman, Miller and Skala are the current members of the Compensation Committee.

     Stock Option Committee. The function of the Stock Option Committee is to determine the recipients of and the size of awards granted under the Company's Amended and Restated 1995 Stock Option Plan. Messrs. Miller and Glick are the current members of the Stock Option Committee.

     There were nine meetings of the Board of Directors held during 1996. No meetings were held during 1996 by the Committees.

EXECUTIVE OFFICERS

     Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. Two of the Company's executive officers, Jack Friedman and Stephen G. Berman, are also directors of the Company. Information with regard to such persons is set forth above under the heading "Nominees."

     The remaining executive officer is Mr. Joel Bennett. Mr. Bennett joined the Company in September 1995 as Chief Financial Officer. From August 1993 to September 1995, he served in several financial management capacities at Time Warner Entertainment Company, L.P., including Controller of Warner Brothers Consumer Products Worldwide Merchandising and Interactive Entertainment. From June 1991 to August 1993, he was Vice President and Chief Financial Officer of TTI Technologies, Inc., a direct-mail computer hardware and software distribution company. Previously, from 1986 to June 1991, Mr. Bennett held various financial management positions at the Walt Disney Company, including Senior Manager of Finance for the international television syndication and production division.

     The Company has obtained "key man" life insurance in the amount of $8,000,000 on the life of Jack Friedman.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has made two loans to Joel M. Bennett, the Company's Chief Financial Officer, in the amounts of $25,000 and $40,000, respectively. The $25,000 loan bears interest at the rate of 6.15% and is payable at the earlier of August 27, 1997 or the termination of Mr. Bennett's employment with the Company. The $40,000 loan bears interest at the rate of 6.02% and is payable at the earlier of September 20, 1997 or the termination of Mr. Bennett's employment.

     Mr. Skala, a director of the Company, is a partner in the law firm of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP ("Feder Kaszovitz"), counsel to the Company. The Company paid legal fees to Feder Kaszovitz in the amount of approximately $270,000 in 1996. Feder Kaszovitz continues to provide services to the Company during its current fiscal year. Its fees are based primarily on hourly rates. The Company believes that its relationship with such firm is on terms no less or more favorable to the Company than could have been obtained from unaffiliated third parties.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company for the Company's fiscal years ended December 31, 1996 and 1995 for the Chief Executive Officer and to each of its executive officers whose compensation exceeded $100,000 on an annual basis (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                             (C)                      (E)
    (A)                                                    ANNUAL       (D)       OTHER ANNUAL
                     NAME AND                   (B)        SALARY      BONUS      COMPENSATION
                PRINCIPAL POSITION              YEAR         ($)        ($)           ($)
    ------------------------------------------  ----       -------     ------     ------------
    Jack Friedman.............................  1996       226,000     53,722(3)    --
      President, Chief                          1995(1)     67,000         --       --
      Executive Officer and Chairman
    Stephen Berman............................  1996       201,000     53,722(3)    --
      Chief Operating                           1995(2)     41,667         --       --
      Officer, President and Secretary

---------------

(1) Mr. Friedman's employment with the Company commenced on September 1, 1995.

(2) Mr. Berman's employment with the Company commenced on September 1, 1995.

(3) Bonuses were earned in 1996, but were paid in February 1997.

                       RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                (PROPOSAL NO. 2)

     Upon the recommendation of the Audit Committee of the Board of Directors, none of whose members are officers of the Company, the Board of Directors of the Company has selected the firm of Pannell Kerr Forster, Certified Public Accountants, A Professional Corporation, as the principal independent auditors of the Company for the fiscal year ending December 31, 1997, subject to ratification by the stockholders. Pannell Kerr Forster served as the Company's independent auditors during 1996. If the appointment of the firm of Pannell Kerr Forster is not approved or if that firm shall decline to act or their employment is otherwise discontinued, the Board of Directors will appoint other independent auditors. Representatives of Pannell Kerr Forster are expected to be present at the Annual Meeting, will have the opportunity to make a brief statement at the Annual Meeting, if they so desire, and will be available to answer appropriate questions from Stockholders.

                           ADOPTION OF THE COMPANY'S
                          SECOND AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN

                                (PROPOSAL NO. 3)

     The Board of Directors has unanimously adopted, subject to stockholder approval, a Second Amended and Restated 1995 Stock Option Plan (the "Second Amended Plan"), which amends certain aspects of the Amended and Restated 1995 Stock Option Plan (the "First Amended Plan"). If approved by the stockholders of the Company, the Second Amended Plan would (i) increase the number of shares of the Company's Common Stock available under the Second Amended Plan to 750,000 shares from the 216,998 shares available under the First Amended Plan, (ii) increase the number of shares of the Company's Common Stock included in the options automatically granted to all directors who are not employees of the Company upon their first becoming a director from 10,850 shares, as provided under the First Amended Plan, to 25,000 shares and (iii) increase the number of shares of the Company's Common Stock included in the options automatically granted to all directors who are not employees of the Company from 5,425 shares per year, as provided under the First Amended Plan, to 6,250 shares per quarter, for an aggregate of 25,000 shares per year. The Company believes the increase of the number of shares subject to such grants will advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company by encouraging and enabling employees and directors to acquire proprietary interests in the Company, and by providing the participating employees and directors with an additional incentive to promote the success of the Company.

     The above-described amendments to the Second Amended Plan were unanimously approved by the Company's Board of Directors on June 12, 1997, subject to stockholder approval.

     The Second Amended Plan is summarized below. The full text of the Second Amended Plan is set forth in Appendix A to this Proxy Statement, and the following discussion is qualified by reference thereto.

ADMINISTRATION AND ELIGIBILITY

     The Second Amended Plan provides for the grant of stock options to officers, directors, eligible employees, consultants and advisors of the Company. The maximum number of shares of Common Stock available for issuance under the First Amended Plan is 216,998 shares, which the Company proposes to expand to 750,000 shares under the Second Amended Plan. Under the Second Amended Plan, the Company may grant incentive stock options or options not intended to qualify as incentive stock options (together, the "Options").

     The Second Amended Plan provides for the granting of (i) Incentive Stock Options intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") to the Company's eligible employees and (ii) Nonstatutory Stock Options which are not to be treated as incentive stock options to the Company's directors, eligible employees, consultants or advisors.

     The Second Amended Plan is to be administered by the Board of Directors or the Stock Option Committee (the "Committee"). Any construction or interpretation of terms and provisions of the Second Amended Plan by the Board or Committee are final and conclusive. The class of persons which shall be eligible to receive discretionary grants of Options under the Second Amended Plan shall be employees (including officers), consultants or advisors of either the Company or any subsidiary corporation of the Company. Employees shall be entitled to receive Incentive Stock Options and Nonstatutory Stock Options. Consultants and advisors shall be entitled only to receive Nonstatutory Stock Options. The Board or the Committee, in their sole discretion, but subject to the provisions of the Second Amended Plan, shall determine the employees, consultants or advisors of the Company or its subsidiary corporations to whom Options shall be granted and the number of shares to be covered by each Option taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Board or Committee may deem relevant.

     Under the First Amended Plan, on the date any person first becomes a Director of the Company and such person is not an employee of the Company, such person will automatically be granted, without further action by the Board or Committee, a one-time grant of an option to purchase 10,850 shares of the Company's Common Stock. Under the Second Amended Plan, the Company is proposing to increase the amount of shares underlying such one-time option grant to 25,000 shares.

     Under the First Amended Plan, on each January 1st during the term of the First Amended Plan, directors who are not employees of the Company then serving in such capacity, are each to be automatically granted, without further action by the Board or Committee, an Option to purchase 5,425 shares of the Company's Common Stock. Under the Second Amended Plan, the Company is proposing to increase the amount of such shares to 25,000, to be granted each calendar quarter in equal installments of 6,250 shares.

     Under the Second Amended Plan, directors who are not employees of the Company may only be granted Nonstatutory Stock Options. Such individuals include attorneys, accountants, consultants and advisors of the Company who, in addition to providing services in such capacities, also serve as directors of the Company.

     No Incentive Stock Option granted under the Second Amended Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant.

     The exercise price of the Nonstatutory Stock Options granted to directors who are not employees of the Company shall be the "fair market value" (as defined pursuant to the Second Amended Plan) of the Company's Common Stock on the date such options are granted. The exercise price of all other Nonstatutory Stock Options granted under the Second Amended Plan shall be determined by the Committee at the time of the grant of the Option.

     A Nonstatutory Stock Option granted to directors who are not employees of the Company shall vest entirely on the date granted and shall be exercisable for a period of ten (10) years. All other Nonstatutory Stock Options granted under the Second Amended Plan may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years).

     If the employment of an employee by the Company or any subsidiary of the Company shall be terminated either voluntarily by the employee or for cause, then such employee's Options shall immediately expire. If such employment or services shall terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination. The retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause.

     If the holder of any Options under the Second Amended Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options may be exercised by the estate of such employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one (1) year after such death.

     If the holder of any Options under the Second Amended Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options may be exercised at any time within one (1) year after his termination of employment due to such disability.

     If the services of a director who is not an employee of the Company shall be terminated by the Company for cause, then his Options shall immediately expire. If such services shall terminate for any other reason (including the death or disability of a director who is not an employee of the Company), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination. In the event of the death of a director who is not an employee of the Company, his Options may be exercised by his estate or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such director at any time within one (1) year after such death.

     Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options under the Second Amended Plan, such Options may be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

     Options granted under the Second Amended Plan may provide for the payment of the exercise price by the delivery of a check to the order of the Company in an amount equal to the exercise price, by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment.

     All options are nontransferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     There are approximately 55 employees and 3 directors who are not employees of the Company who are eligible for participation in the Second Amended Plan. The Company cannot presently approximate the number of consultants and/or advisors who will be eligible to receive Options under the Second Amended Plan.

MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

     In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Board or Committee in the aggregate number of shares available under the Second Amended Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option and payment of the exercise price, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board or Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted pursuant to the Second Amended Plan from being disqualified as an "incentive stock option" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

AMENDMENT AND TERMINATION OF THE SECOND AMENDED PLAN

     The Second Amended Plan shall terminate on December 1, 2005, which is within ten (10) years from the date of the adoption of the Company's original 1995 Stock Option Plan by the Board of Directors and stockholders, or sooner as hereinafter provided, and no Option shall be granted after termination of the Second Amended Plan.

     The Second Amended Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

     The Board of Directors may at any time, on or before the termination date of the Second Amended Plan, terminate the Second Amended Plan, or from time to time make such modifications or amendments to the Second Amended Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or other persons, or class of employees or other persons eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amending or supplementing the Code.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax treatment of incentive stock options and non-statutory stock options. The tax consequences recognized by an optionee may vary; therefore, an optionee should consult his or her tax advisor for advice concerning any specific transaction.

     Incentive Stock Options. No taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option granted under the Second Amended Plan. The difference between the exercise price and the fair market value of the stock on the date of exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

     Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (i) two years form the date of grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionee on a sale of such shares will be treated as capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to treat such increase as capital gain.

     If the optionee sells the shares prior to the expiration of the Statutory Holding Period, he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the option price, or (ii) the amount realized on the disposition of the stock less the option price, and the Company will receive a corresponding business expense deduction. However, special rules may apply to options held by persons required to file reports under Section 16 of the Securities Exchange Act of 1934. The amount by which the proceeds of the sale exceeds the fair market value of the shares on the date of exercise will be treated as long-term capital gain if the shares are held for more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If an optionee sells the shares acquired upon exercise of an option at a price less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be long-term capital loss if the shares are held for more than one year prior to the sale and a short-term capital loss if the shares are held for a shorter period.

     Non-Statutory Stock Options. No taxable income is recognized by the optionee upon the grant of a Non-Statutory Option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, special rules may apply to options held by persons required to file reports under Section 16 of the Securities Exchange Act of 1934. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee, subject to Section 162(m) of the Code. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

NEW PLAN BENEFITS

     Because the option grants under the Second Amended Plan are discretionary, the Company cannot presently determine the benefits to be received by any particular individual or particular group of individuals for such options under the Second Amended Plan. The following table, however, sets forth the benefits (losses) that would have been received in 1996 by the Named Officers, all executive officers as a group, non-executive directors as a group and non-executive officer employees as a group, as if the Second Amended Plan had been in effect during 1996.

                                                           THE SECOND AMENDED PLAN(1)
                                                        ---------------------------------
                                                             DOLLAR            NUMBER OF
                      NAME AND POSITION                    VALUE ($)             SHARES
        ----------------------------------------------  ----------------       ----------
        Jack Friedman.................................   *                     *
        Stephen Berman................................   *                     *
        Executive Officer Group.......................   *                     *
        Non-Executive Officer Director Group
          (3 persons)(2)
          January 1, 1996.............................  $ 5.00 per share(3)    18,750
          April 1, 1996...............................  $ 5.00 per share(3)    18,750
          July 1, 1996................................  $ 7.00 per share(4)    18,750
          October 1, 1996.............................  $8.125 per share(4)    18,750
        Non-Executive Officer Employee Group..........   *                     *

---------------

 * The Second Amended Plan provides for the automatic granting of Options only to directors who are not employees of the Company. Such individuals would receive, subject to stockholder approval of the Second Amended Plan, options to purchase 6,250 shares of Common Stock on the first day of each calendar quarter the Second Amended Plan is in effect. Grants of Options under the Second Amended Plan to all other groups, including executive officers and non-executive officer employees, may include Incentive Stock Options, the granting of which are discretionary and not determinable as to amount or dollar value as of the date of this Proxy Statement.

(1) Subject to shareholder approval of the Second Amended Plan.

(2) The information provided represents the benefits (losses) that would have been received in 1996 by the Non-Executive Officer Director Group, as if the Second Amended Plan had been in effect during 1996.

(3) As the shares of Common Stock underlying the Options would have been unregistered at their time of grant had the Second Amended Plan been in effect in January and/or April 1996, the dollar value attributed to such shares for purposes of this table is the exercise price of the Options for such shares ($5.00).

(4) Represents the closing price of the Company's Common Stock on the date the Options would have been granted had the Second Amended Plan been in effect during 1996.

BOARD RECOMMENDATION

     The Board of Directors believes that the approval of the foregoing three proposals is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR such proposals.

1998 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its executive offices in Malibu, California not later than February 1, 1998 for inclusion in the proxy statement for that meeting.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and the Company reserves the right to compensate outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

                                          By Order of the Board of Directors,


                                          /s/ Stephen G. Berman
                                          --------------------------------------
                                          STEPHEN G. BERMAN, Secretary

June 23, 1997

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                              JAKKS PACIFIC, INC.

               SECOND AMENDED AND RESTATED 1995 STOCK OPTION PLAN

     1. Purpose of the Plan. The JAKKS Pacific, Inc. Second Amended and Restated 1995 Stock Option Plan (the "Amended Plan") is intended to advance the interests of JAKKS Pacific, Inc. (the "Company") by inducing persons of outstanding ability and potential to join and remain with the Company, by encouraging and enabling employees to acquire proprietary interests in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options" (which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined), to qualified employees. In addition, the Amended Plan also provides for the granting of "Nonstatutory Stock Options" to all Directors who are not employees of the Company, as consideration for their services and for attending meetings of the Board of Directors, and also provides for the granting of "Nonstatutory Stock Options" to consultants and advisors who provide services to the Company.

     2. Administration. The Amended Plan shall be administered by the Board of Directors (the "Board"), or by a committee (the "Committee") consisting of at least two (2) Directors chosen by the Board, each of whom is a "Non-Employee Director," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as herein specifically provided, the interpretation and construction by the Board or Committee of any provision of the Amended Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Amended Plan, except as otherwise provided by law.

     3. Shares Subject to the Amended Plan. The stock subject to grant under the Amended Plan shall be shares of the Company's common stock, $.001 par value (the "Common Stock"), whether authorized but unissued or held in the Company's treasury or shares purchased from stockholders expressly for use under the Amended Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Amended Plan shall not exceed seven hundred fifty thousand (750,000) shares, subject to adjustment in accordance with the provisions of Section 13 hereof. The Company shall at all times while the Amended Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Amended Plan. In the event any Option granted under the Amended Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under this Amended Plan.

     4. Stock Option Agreement. Each Option granted under the Amended Plan shall be authorized by the Board or Committee and shall be evidenced by a Certificate of Stock Option Agreement which shall be executed by the Company. The Certificate of Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable and the option price per share thereof.

     5. Discretionary Grant Participation. The class of persons which shall be eligible to receive discretionary grants of Options under the Amended Plan shall be all key employees (including officers) of either the Company or any subsidiary corporation of the Company and consultants and advisors who provide services to the Company or any subsidiary of the Company, other than in connection with the offer or sale of securities in a capital raising transaction. Employees shall be entitled to receive (i) Incentive Stock Options, as described in Section 7 hereafter and (ii) Nonstatutory Stock Options, as described in Section 8 hereafter. Consultants and advisors shall be entitled only to receive Nonstatutory Stock Options. The Board or Committee, in its sole discretion, but subject to the provisions of the Amended Plan, shall determine the employees, consultants or advisors to whom Options shall be granted and the number of shares to be covered by each Option taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Board or Committee may deem relevant.

     6. Participation of Directors Who Are Not Employees of the Company.

     (a) As of July 30, 1997, the date of the adoption of the Amended Plan by the Company's stockholders, on the date any person who is not an employee of the Company first becomes a Director, such person shall automatically be granted, without further action by the Board or Committee, an option to purchase 25,000 shares of the Company's Common Stock.

     (b) On the first day of each calendar quarter during the term of the Amended Plan, Directors of the Company who are not employees of the Company then serving in such capacity, shall each be granted an Option to purchase 6,250 shares of the Company's Common Stock.

     (c) The option price of the shares subject to the Options set forth in Sections 6(a) and 6(b) hereof shall be the fair market value (as defined in Section 7(f) hereafter) of the Company's Common Stock on the date such Options are granted. All of such Options shall be Nonstatutory Stock Options, as described in Section 8 hereafter. The Options granted pursuant to this Section 6 shall vest entirely on the date they are granted and shall be exercisable for a period of ten (10) years.

     (d) Directors who are not employees of the Company include attorneys, accountants, consultants and advisors of the Company who, in addition to providing services in such capacity, serve as Directors of the Company.

     7. Incentive Stock Options. The Board or Committee may grant Options under the Amended Plan which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") (such an Option referred to herein as an "Incentive Stock Option"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code:

          (a) No Incentive Stock Option shall be granted to individuals other than qualified employees of the Company or of a subsidiary corporation of the Company.

          (b) Each Incentive Stock Option under the Amended Plan must be granted prior to December 1, 2005, which is within ten (10) years from the date the Company's original 1995 Stock Option Plan (the "Plan") was adopted by the Board of Directors and shareholders of the Company.

          (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

          (d) No Incentive Stock Option granted under the Amended Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation, of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Amended Plan shall be subject to earlier termination as expressly provided in Section 11 hereof.

          (e) For purposes of determining stock ownership under this Section 7, the attribution rules of Section 425(d) of the Code shall apply.

          (f) For purposes of the Amended Plan, fair market value shall be determined by the Board or Committee and, if the Common Stock is listed on a national securities exchange or traded on the Over-the-Counter market, the fair market value shall be the closing price of the Common Stock on such exchange, or on the Over-the-Counter market as reported by the National Quotation Bureau, Incorporated, as the case may be, on the day on which the Option is granted or on the day on which a determination of fair market value is required under the Amended Plan, or, if there is no trading or closing price on that day, the closing price on the most recent day preceding the day for which such prices are available.

     8. Nonstatutory Stock Options. The Board or Committee may grant Options under the Amended Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code, but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options which are not intended to meet these requirements shall be subject to the following terms and conditions:

          (a) A Nonstatutory Stock Option may be granted to any person eligible to receive an Option under the Amended Plan pursuant to Section 5 hereof.

          (b) Persons eligible to receive Nonstatutory Stock Options pursuant to
     Section 6 hereof are granted Options automatically under the Amended Plan, without any determination by the Board or Committee.

          (c) Subject to the price provisions of Section 6 hereof, the option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board or Committee, in its absolute discretion, at the time of the grant of the Nonstatutory Stock Option.

          (d) Subject to the provisions of Section 6 hereof, a Nonstatutory Stock Option granted under the Amended Plan may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years), and shall be subject to earlier termination as expressly provided in Section 11 hereof.

     9. Rights of Option Holders. The holder of any Option granted under the Amended Plan shall have none of the rights of a stockholder with respect to the shares covered by his Option until such shares shall be issued to him upon the exercise of his Option.

     10. Transferability. No Option granted under the Amended Plan shall be transferable by the individual to whom it was granted otherwise than by Will or the laws of decent and distribution, or pursuant to a domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Securities Act, or the rules thereunder and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

     11. Termination of Employment or Death.

     (a) If the employment of an employee by the Company or any subsidiary of the Company shall be terminated voluntarily by the employee or for cause, then his Options shall expire forthwith. Except as provided in subsections (b) and
(c) of this Section 11, if such employment or services shall, terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (f) of this Section 11. For purposes of the Amended Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, shall not be considered to have terminated his employment.

     (b) If the holder of any Options under the Amended Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options may, subject to the provisions of subparagraph (f) of this Section 11, be exercised by the estate of the employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one (1) year after such death.

     (c) If the holder of any Options under the Amended Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options may, subject to the provision of subparagraph (f) of this Section 11, be exercised at any time within one (1) year after his termination of employment due to this disability.

     (d) If the services of a Director who is not an employee of the Company shall be terminated by the Company for cause, then his Options shall expire forthwith. If such services shall terminate for any other reason (including the death or disability of such Director), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination, subject to the provisions of subparagraph (f) of this Section 11. In the event of the death of a Director who is not an employee of the Company, his Options may be exercised by his estate or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such Director at any time within one
(1) year after such death.

     (e) Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options hereunder, such Options may, subject to the provisions of subparagraph (f) of this Section 11, be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

     (f) An Option may not be exercised pursuant to this Section 11 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option.

     (g) For purposes of this Section 11, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by status or by contract.

     12. Exercise of Options.

     (a) Unless otherwise provided in the Certificate of Stock Option Agreement, any Option granted under the Amended Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board or Committee, in its absolute discretion, may provide in any Certificate of Stock Option Agreement that the exercise of any Option granted under the Amended Plan shall be subject (i) to such condition or conditions as it may impose, including but not limited to, a condition that the holder thereof remain in the employ or service of the Company or a subsidiary corporation of the Company for such period or periods of time from the date of grant of the Option, as the Board or Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In addition, in the event that under any Certificate of Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the Board or Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

     (b) An Option granted under the Amended Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of his check payable to the order of the Company; provided, however, that notwithstanding the foregoing provisions of this Section 12 or any other terms, provisions or conditions of the Amended Plan, at the written request of the optionee and upon approval by the Board of Directors or the Committee, shares acquired pursuant to the exercise of any Option may be paid for in full at the time of exercise by the surrender of shares of Common Stock of the Company held by or for the account of the optionee at the time of exercise to the extent permitted by subsection (c)(5) of Section 422 of the Code and, with respect to any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act, to the extent permitted by Section 16(b) of the Exchange Act and the Rules of the Securities and Exchange Commission, without liability to the Company. In such case, the fair market value of the surrendered shares shall be determined by the Board or Committee as of the date of exercise in the same manner as such value is determined upon the grant of an Incentive Stock Option.

     13. Adjustment Upon Change in Capitalization.

     (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Amended Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all of substantially all of the assets of the Company shall be sold or exchanged, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board or Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder from being disqualified as an "incentive stock option" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

     (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

     14. Further Conditions of Exercise.

     (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.

     (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

     15. Effectiveness of the Plan. The Plan was originally adopted by the Board of Directors on December 1, 1995. The Plan was approved by the affirmative vote of a majority of the outstanding shares of capital stock of the Company by written consent dated December 1, 1995. The Amended Plan was approved by the Board of Directors on June 12, 1997 and adopted by the Stockholders of the Company on July 30, 1997.

     16. Termination, Modification and Amendment.

     (a) The Amended Plan (but not Options previously granted under the Amended
Plan) shall terminate on December 1, 2005, which is within ten (10) years from the date of the adoption of the Plan by the Board of

Directors, or sooner as hereinafter provided, and no Option shall be granted after termination of the Amended Plan.

     (b) The Amended Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

     (c) The Board of Directors may at any time, on or before the termination date referred to in Section 16(a) hereof, terminate the Amended Plan, or from time to time make such modifications or amendments to the Amended Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase (except as provided by Section 13 hereof) the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or class of employees eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from disqualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

     (d) No termination, modification or amendment of the Amended Plan, may without the consent of the individual to whom an Option shall have been previously granted, adversely affect the rights conferred by such Option.

     17. Not a Contract of Employment. Nothing contained in the Amended Plan or in any Certificate of Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company.

     18. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Amended Plan shall constitute general funds of the Company.

     19. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Amended Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on their own behalf.

     20. Definitions. For purposes of the Amended Plan, the terms "parent corporation" and "subsidiary corporation" shall have the same meanings as set forth in Sections 425(e) and 425(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

     21. Governing Law. The Amended Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the law of the State of Delaware.

                              JAKKS PACIFIC, INC.

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 30, 1997

     Know all men by these presents, that the undersigned hereby constitutes and appoints Jack Friedman and Stephen G. Berman and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of JAKKS Pacific, Inc., standing in the name of the undersigned at the close of business on June 13, 1997, at the Annual Meeting of Stockholders of the Company to be held on July 30, 1997 at the Company's New York Showroom, located at 200 Fifth Avenue, Suite 550, New York, New York 10010 and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.

       This proxy is solicited by the Board of Directors of the Company.

               (Continued and to be signed on the reverse side.)

[X] PLEASE MARK YOUR VOTES AS THIS EXAMPLE

1. Election of Directors      [ ] FOR      [ ] AGAINST

 Nominees are: Jack Friedman, Stephen G. Berman, Michael G. Miller, Murray L.
   Skala and Robert E. Glick

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Approval of appointment of Pannel Kerr Forster, Certified Public Accountants, A Professional Corporation, as the Company's auditors.
                                       [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. Approval of the Company's Second Amended and Restated 1995 Stock Option Plan as to which options may be granted to the Company's employees and others for
   750,000 Shares.                     [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

4. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any
   adjournment thereof.                [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

                                                          The shares represented
                                                       by this proxy will be
                                                       voted in the manner
                                                       indicated, and if no
                                                       instructions to the
                                                       contrary are indicated,
                                                       will be voted FOR all
                                                       proposals listed above.
                                                       Number of shares owned by
                                                       undersigned.

                                                       Signature(s): __________


                                                       Date: __________________


                                                       Signature(s): __________


                                                       Date: __________________

                                                       IMPORTANT: Please sign
                                                       exactly as your name or
                                                       names are printed here.
                                                       Executors,
                                                       administrators, trustees
                                                       and other persons signing
                                                       in a representative
                                                       capacity should give full
                                                       title.